UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 10, 2008
Bookham, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-30684	20-1303994

(State or Other Juris-	(Commission	(IRS Employer
diction of Incorporation	File Number)	Identification No.)

2584 Junction Avenue, San Jose, California		95134

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (408) 383-1400
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
          ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
          ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
          ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
          ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
The information set forth in Item 7.01 below is incorporated herein by reference.
The information in this Form 8-K (including Item 7.01 and Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 7.01. Regulation FD Disclosure.
On January 10, 2008, Bookham, Inc. issued a press release updating revenue guidance for the second fiscal quarter ending December 29, 2007. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated as of January 10, 2008

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKHAM, INC.
Date: January 10, 2008	By:	/s/ Stephen Abely
Stephen Abely
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated as of January 10, 2008